THE ADVISORS’ INNER CIRCLE FUND

THE ADVISORS’ INNER CIRCLE FUND II

(EACH, A “TRUST” AND TOGETHER, THE “TRUSTS”)

October 25, 2021

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF EACH TRUST

The Trusts regretfully announce that one of their Trustees, George J. Sullivan, Jr., passed away peacefully on October 13, 2021, surrounded by his family. George served as a Trustee to the Trusts since 1999, including as Chair of each Board’s Audit Committee for many years. His passing comes shortly after the 22nd anniversary of his first being elected to the Boards by the SEI Funds’ shareholders. During his tenure, George helped the SEI Funds steer through volatile market conditions, adapt to evolving regulations, and implement innovative products and strategies. He was a consummate gentleman and a tireless advocate for the SEI Funds’ shareholders. His broad and deep knowledge of the financial industry, guidance and kindness brought tremendous value to every Board meeting, and he will be dearly missed. Because George, sadly, is no longer a Trustee, references to him are hereby removed. The Trusts and the Board of Trustees wish to extend our condolences to George’s friends and family during this difficult time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE